UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2015

SKKYNET CLOUD SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54747	45-3757848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Argentia Road, Suite 306, Mississauga, Ontario, Canada L5N 2X7

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (888) 628-2028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2015, Skkynet Cloud Systems, Inc. (the "Company") entered into settlement and release agreements with the certain officers and directors of the Company set forth below for the forgiveness of the accrued but unpaid salary due to each as of October 31, 2015 in the amounts set forth below ("Settlement and Release Agreement for Options"). In consideration of forgiveness of the amounts due and the respective releases, each officer was granted options to purchase the number of shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock") indicated below at a per share exercise price of $0.001. The vesting of each option grant is as of the date of the grant.

Officer/Optionee	Forgiven Accrued/Unpaid Salary as of October 31, 2015	Number of Shares of Common Stock Underlying Options

Andrew S. Thomas Chief Executive Officer	$151,453.00	144,200
Paul M. Benford Chief Operating Officer	$89,806.00	85,500
Paul E. Thomas President and Secretary	$89,806.00	85,500
Norman Evans Director	$32,500.00	31,000
Kenneth Jennings Director	$32,500.00	31,000

On November 24, 2015, the Company entered into settlement and release agreements with an officer and director of the Company set forth below for the forgiveness of the accrued but unpaid salary due to each as of October 31, 2015 in the amounts set forth below ("Settlement and Release Agreement for Shares"). In consideration of forgiveness of the amounts due and the respective releases, each officer and director was granted shares of the Company's Common Stock, $0.001 par value per share indicated below.

Officer/Director	Forgiven Accrued/Unpaid Salary as of October 31, 2015	Number of Shares of Common Stock

Lowell Holden Chief Financial Officer	$52,600.00	50,100
John X. Adiletta Director	$32,500.00	31,000

The shares of Common Stock will be issued in reliance upon an exemption from registration provided by Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). All shares of Common Stock underlying the respective options will be restricted in accordance with Rule 144 of the Securities Act upon exercise.

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ITEM 3.02 - Unregistered Sale of Equity Securities.

All information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated hereunder by reference.

ITEM 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

10.1*	Form of Settlement and Release Agreement for Options

10.2*	Form of Settlement and Release Agreement for Shares

__________

*filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKKYNET CLOUD SYSTEMS, INC.

December 1, 2015	By:	/s/ Paul E. Thomas
Paul E. Thomas President and Secretary

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